UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2013 (July 1, 2013)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)

001-10822	62-1470956
(Commission File No.)	(I.R.S. Employer
Identification No.)

222 Robert Rose Drive
Murfreesboro, Tennessee 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Current Report on Form 8-K filed by National Health Investors, Inc. (“NHI”) on July 1, 2013, in which NHI reported the completion of the acquisition of 100% of the membership interests of Care YBE Subsidiary LLC ("Care YBE"). This Amendment is being filed to include the historical financial statements and pro forma financial information described in Item 9.01 below which are included herein.

On June 28, 2013, NHI's consolidated subsidiary, NHI-Bickford RE, LLC, purchased 100% of the membership interests of Care YBE which owns 14 assisted living and memory care communities (the "Care YBE Properties") that were managed by Bickford. The facilities are located in Illinois, Indiana, Iowa and Nebraska. These membership interests were acquired from Care Investment Trust Inc. for consideration having a fair value of $124,549,000. These 14 facilities have been leased to an operating company, Bickford Master I, LLC, in which we retain an 85% ownership interest but do not control. The initial lease term is 5 years at an aggregate annual lease amount of $9,750,000 plus 3% annual escalators.

In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, NHI is providing historical statements of revenues and certain direct operating expenses for the rental of the Care YBE Properties. The historical statements of revenues and certain direct operating expenses are not necessarily representative of the entire results of the properties for the periods presented as certain expenses described in the notes thereto have been excluded, and may not be indicative of future operations.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

(1)
NHI-Bickford RE, LLC, acquired 100% of the membership interests of Care YBE from an unrelated third party. NHI is not aware, after reasonable inquiry, of any material factors related to operations of the Care YBE Properties, other than as disclosed herein, that would cause the reported historical financial information not to be necessarily indicative of future operating results. Material factors considered by NHI relating to the ownership of the properties in assessing the acquisition of the Care YBE Properties are described elsewhere in this Current Report on Form 8-K/A.

(i)	Independent Auditor's Report.

(ii)	Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2012 and the Six Months Ended June 30, 2013 and 2012.

(iii)	Notes to Historical Statements of Revenues and Certain Direct Operating Expenses.

(b)	Pro Forma Financial Information

(1)	Introduction to Unaudited Pro Forma Condensed Consolidated Statements of Income of NHI.

(2)	Unaudited Pro Forma Condensed Consolidated Statements of Income of NHI for the six months ended June 30, 2013 and the year ended December 31, 2012.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

(a)	Financial Statements of Business Acquired

Care YBE Subsidiary LLC
Historical Statements of Revenues and Certain
Direct Operating Expenses

For the Year Ended December 31, 2012 and
the Six Months Ended June 30, 2013 and 2012 (unaudited)

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders
National Health Investors, Inc.
Murfreesboro, Tennessee

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses of Care YBE Subsidiary LLC and the related notes ("Historical Statement"), for the year ended December 31, 2012.

Management's Responsibility for the Historical Statement

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on this Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of Care YBE Subsidiary LLC for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Care YBE Subsidiary LLC's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Nashville, Tennessee
September 3, 2013

Care YBE Subsidiary LLC
Historical Statements of Revenues and Certain Direct Operating Expenses
For the Year Ended December 31, 2012
And the Six Months Ended June 30, 2013 and 2012
(in thousands)

	Year Ended	Six Months Ended	Six Months Ended
	December 31, 2012	June 30, 2013	June 30, 2012
		(unaudited)	(unaudited)
Rental income	$13,215	$6,575	$6,579

Certain direct operating expenses	1,304	550	650

Revenues in excess of certain direct operating expenses	$11,911	$6,025	$5,929

See accompanying notes to historical statements of revenues and certain direct operating expenses.

Care YBE Subsidiary LLC
Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

NOTE 1. BUSINESS

NHI-Bickford RE, LLC, a subsidiary of National Health Investors, Inc., acquired 100% of the membership interests of Care YBE Subsidiary LLC (the "Company") from Care Investment Trust Inc. on June 28, 2013. Care YBE Subsidiary LLC owns 14 assisted living and memory care communities located in Illinois, Indiana, Iowa and Nebraska which were leased to Bickford Master I, LLC under one master lease agreement which commenced on June 26, 2008. Upon acquisition by NHI-Bickford RE, LLC, the former lease was terminated and a new lease was executed.

NOTE 2. BASIS OF PRESENTATION

The accompanying Historical Statements of Revenues and Certain Direct Operating Expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Company's revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management of the Company to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

NOTE 3. UNAUDITED INTERIM INFORMATION

In the opinion of Company management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation described in Note 2) have been made to the accompanying unaudited amounts for the six months ended June 30, 2013 and 2012.

NOTE 4. RENTAL INCOME

The master lease agreement is accounted for as an operating lease. Rental income is recognized as earned over the life of the lease agreement on a straight-line basis.

Rental income also includes payments from the tenant for maintenance, property taxes and insurance.

NOTE 5. DIRECT OPERATING EXPENSES

Direct operating expenses include maintenance, property taxes and insurance.

NOTE 6. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through September 3, 2013.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statements of Income (including notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, NHI’s Annual Report on Form 10-K for the year ended December 31, 2012, NHI's Form 10-Q for the quarterly period ended June 30, 2013, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K/A.

The Condensed Consolidated Balance Sheet included in NHI's Form 10-Q as of June 30, 2013 reflects the financial position of NHI as a result of the transaction described in the Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Income.

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2013, and the year ended December 31, 2012, present the results of operations of NHI as if the transaction described in the Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Income had been completed on January 1, 2012.

These accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the Unaudited Pro Forma Condensed Consolidated Statements of Income include the impact of pro forma allocations of the purchase price of the properties discussed in the accompanying notes based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are therefore subject to change.

NATIONAL HEALTH INVESTORS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Six Months Ended June 30, 2013
(in thousands, except share and per share amounts)

		Care YBE
	NHI	Properties	Pro Forma	NHI
	Historical	Historical	Adjustments	Pro Forma
Revenues:	(2)	(3)	(1),(4)
Rental income	$50,062	$5,919	$(743)	$55,238
Interest income from mortgage and other notes	3,941	—	—	3,941
Investment income and other	2,116	655	(655)	2,116
	56,119	6,574	(1,398)	61,295
Expenses:
Depreciation	8,973	1,707	(33)	10,647
Interest expense	2,721	2,627	364	5,712
Legal expense	566	—	—	566
Franchise, excise and other taxes	237	—	—	237
General and administrative	5,414	550	(550)	5,414
Loan and realty losses	4,037	—	—	4,037
	21,948	4,884	(219)	26,613
Income before unconsolidated entity, investment and other gains,
discontinued operations and noncontrolling interest	34,171	1,690	(1,179)	34,682
Income from unconsolidated entity	91	—	—	91
Income from continuing operations	$34,262	$1,690	$(1,179)	$34,773

Weighted average common shares outstanding:
Basic	27,871,120			27,871,120
Diluted	27,907,600			27,907,600

Income from continuing operations per common share:
Basic	$1.23			$1.25
Diluted	$1.23			$1.25

NATIONAL HEALTH INVESTORS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For The Year Ended December 31, 2012
(in thousands, except share and per share amounts)

		Care YBE
	NHI	Properties	Pro Forma	NHI
	Historical	Historical	Adjustments	Pro Forma
Revenues:	(2)	(3)	(1),(4)
Rental income	$85,115	$11,887	$(1,534)	$95,468
Interest income from mortgage and other notes	7,426	—	—	7,426
Investment income and other	4,412	1,328	(1,328)	4,412
	96,953	13,215	(2,862)	107,306
Expenses:
Depreciation	16,579	3,415	(67)	19,927
Interest expense	3,492	5,423	739	9,654
Legal expense	766	—	—	766
Franchise, excise and other taxes	771	—	—	771
General and administrative	7,799	1,309	(1,246)	7,862
Loan and realty (recoveries)	(2,195)	—	—	(2,195)
	27,212	10,147	(574)	36,785
Income before unconsolidated entity, investment and other gains,
discontinued operations and noncontrolling interest	69,741	3,068	(2,288)	70,521
Income from unconsolidated entity	45	—	—	45
Investment and other gains	4,877	—	—	4,877
Income from continuing operations	$74,663	$3,068	$(2,288)	$75,443

Weighted average common shares outstanding:
Basic	27,811,813			27,811,813
Diluted	27,838,720			27,838,720

Income from continuing operations per common share:
Basic	$2.68			$2.71
Diluted	$2.68			$2.71

NATIONAL HEALTH INVESTORS, INC.
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

NOTE 1.

The Unaudited Pro Forma Condensed Consolidated Statements of Income of National Health Investors, Inc. ("NHI") include adjustments that represent the impact of our acquisition of 100% of the membership interests of Care YBE Subsidiary LLC ("Care YBE") from Care Investment Trust Inc. on June 28, 2013, consisting of 14 assisted living and memory care communities and assume the transaction was completed on January 1, 2012. Also, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, we estimated and allocated the value of our investment in the real estate properties to the identifiable tangible and intangible assets and liabilities.

The estimates and valuations included in these Unaudited Pro Forma Condensed Financial Statements are based on estimates and assumptions as of the date of this report.

Acquisition Date:	June 28, 2013
Amount:	$124,549,000
Property Description:	Bickford Ames
Bickford Bourbonnais
Bickford Burlington
Bickford Crawfordsville
Bickford Ft. Dodge
Bickford Lincoln
Bickford Marshalltown
Bickford Moline
Bickford Muscatine
Bickford Omaha Hickory
Bickford Quincy
Bickford Rockford
Bickford Springfield
Bickford Urbandale

NOTE 2.

Represents the historical financial statements of NHI, except that the Unaudited Pro Forma Condensed Consolidated Statements of Income include only the results of operations from continuing operations of NHI for each period presented. In accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission, revenues and expenses related to property operations classified as discontinued operations have been excluded.

NOTE 3.

Represents the unaudited historical results of operations of Care YBE for the period presented.

NOTE 4.

We made certain pro forma adjustments related to the historical revenues and expenses of Care YBE for the six months ended June 30, 2013 and the year ended December 31, 2012 in order to derive consolidated pro forma results of operations from continuing operations for NHI for the six months ended June 30, 2013 and the year ended December 31, 2012. These pro forma adjustments include the following:

•
Adjustments to rental income are based on the assumption that the Care YBE properties were leased pursuant to terms identical to the lease agreement between NHI-Bickford RE, LLC and Bickford Master I, LLC and;

•	Adjustments to investment income and other and general and administrative expenses are based on the assumption that the lease agreement requires the tenant to be responsible for direct operating expenses such as maintenance, property taxes and insurance and;

•
Adjustments to depreciation expense are based on our allocation of the purchase price to land, building, and improvements and are calculated on a straight-line basis using the estimated remaining life of 39 years. These estimates, allocations and valuations are subject to change as we obtain further information; therefore, the actual depreciation expense recognized may not agree with the estimates included in these pro forma financial statements.

•
Adjustments to interest expense are based on the assumption that the Care YBE acquisition was partially funded with borrowings from our unsecured revolving credit facility bearing interest at 1.59%, the stated rate at the June 28, 2013 acquisition date, such adjustments being in addition to Care YBE’s historical interest expense, related to secured debt assumed in the acquisition. Assuming a .125% increase or decrease in the interest rate related to the unsecured revolving credit facility, net interest expense would increase or decrease by approximately $29,000 for the six months ended June 30, 2013 and by $58,000 for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ Roger R. Hopkins
Name: Roger R. Hopkins
Title: Principal Accounting Officer

Date: September 3, 2013